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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).

[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                            NUVEEN INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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                                IMPORTANT NOTICE
                           TO NUVEEN FUND SHAREHOLDERS

                                 * AUGUST 2006 *


To date, we have not received your vote on the proposal to be presented at the August 25, 2006 shareholder meeting. The following is a re-print of the brief overview of the issue which was previously sent to you. It should be read in conjunction with your Fund's proxy statement which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central Time.

Your vote is important to your Fund. We encourage all shareholders to participate in the governance of their Fund.

                          YOUR VOTE IS VERY IMPORTANT.

If you have not already done so, please fill out and return the enclosed proxy card in a timely fashion. Thank you for your support of the Nuveen family of Mutual Funds.

Q.     WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving this Proxy Statement because you are being asked to approve a new investment sub-advisory agreement for your Fund between Nuveen Asset Management ("NAM" or the "Adviser") and Institutional Capital LLC.

       The enclosed Proxy Statement provides additional information on the proposed new investment sub-advisory agreement, as well as certain other matters. Please refer to the Proxy Statement for a detailed explanation of the proposal on which you are being asked to vote.

Q.     WHY IS A VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT REQUIRED?

A. In May 2006, Institutional Capital Corporation, the current investment sub-adviser to the Funds, announced that it had entered into a merger agreement with New York Life Investment Holdings LLC ("NYLIM Holdings"), pursuant to which Institutional Capital Corporation would become a wholly-owned subsidiary of NYLIM Holdings (the "Transaction"). NYLIM Holdings is a subsidiary of New York Life Insurance Company. The Transaction was consummated on or about June 30, 2006, and after that date, Institutional Capital Corporation became Institutional Capital LLC. The portfolio managers and key personnel of Institutional Capital LLC after the Transaction will be the same individuals who served in those capacities for Institutional Capital Corporation before the Transaction. Institutional Capital Corporation and Institutional Capital LLC are referred to herein collectively as "ICAP."

       The sub-advisory agreement between NAM and ICAP in effect prior to the date of the Transaction ("original sub-advisory agreement") provided for the automatic termination of the agreement upon its "assignment," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). Under the 1940 Act, a change in control of an investment company's sub-adviser is deemed to cause an "assignment" of a sub-advisory agreement. The Transaction caused a change in control of ICAP and, accordingly, was deemed to have caused an "assignment" of the original sub-advisory agreement. As a result, the original sub-advisory agreement was automatically terminated as of the date of the Transaction. ICAP currently serves as sub-adviser to your Fund pursuant to an interim sub-advisory agreement approved by the Board of Trustees at a meeting held in May 2006. The interim sub-advisory agreement lasts until the new sub-advisory agreement is approved by shareholders, but in no case for a period longer than 150 days. Therefore, shareholder approval of the new investment sub-advisory agreement is required in order to permit ICAP to serve as investment sub-adviser to your Fund on more than an interim basis.

Q.     WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY
       AGREEMENT?

A. If the new investment sub-advisory agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.     HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Transaction. The new sub-advisory agreement, if approved by shareholders, will still be with ICAP and the terms of the new sub-advisory agreement are substantially similar to the terms of the original sub-advisory agreement. In addition, the portfolio managers of your Fund will not change as a result of the new sub-advisory agreement.

Q. WILL THE SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A.     Yes, the sub-advisory fee rates will remain the same.

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Q.     HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW
       SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new sub-advisory agreement.

Q.     WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.     WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.     HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.     WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.